Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of August 23, 2021, between Cavalry Fund I LP, 61 Kinderkamack Rd, Woodcliff Lake, NJ 07677 (hereinafter referred to as "Buyer") and Blonder Tongue Laboratories, Inc. (hereinafter referred to as “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling and issuing to Buyer and Buyer is purchasing from Seller 200,000 shares (hereinafter referred to as the "Shares") of Blonder Tongue Laboratories, Inc. common stock pursuant to a registration statement on Form S-3 (File No. 333-254719), including a base prospectus relating to certain securities, including the Shares, to be offered and sold from time to time by Seller and a prospectus supplement to the base prospectus specifically relating to the offer and sale of the Shares (the “Prospectus Supplement”). Except where the context otherwise requires, such registration statement, and any post-effective amendment thereto, including all documents filed as part thereof or incorporated or deemed to be incorporated by reference therein, and including any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.”

In consideration of the mutual agreements contained herein, and intending to be legally bound, the parties hereby agree as follows:

1.	Sale of the Shares.

(a) Shares being Sold. Subject to the terms and conditions of this Agreement, on the date hereof, Seller is selling the Shares to Buyer.

(b) Consideration. The purchase price of the Shares shall be a price of $1.08 per share.

(c) Settlement Funds. Buyer will deliver to Seller $216,000 (“Purchase Price”) in immediately available funds via wire transfer pursuant to the wire transfer instructions attached hereto as Exhibit A, or via certified check.

(d) Closing. The closing of the purchase and sale of the Shares shall occur prior to the close of business on August 23, 2021, and shall be deemed to be effective at such time as the Purchase Price for the Shares is paid by Buyer to Seller.

(e) Delivery by Seller. On the business day on which Seller has received the Purchase Price, it shall promptly deliver to American Stock Transfer & Trust Company, an irrevocable instruction to deliver the Shares to Buyer on an expedited basis either (i) via electronic book-entry or (ii) if requested by Buyer, a physical certificate.

2.	No Finder. Seller and Buyer acknowledge that there were no finders or other persons who are entitled to any fee, commission or similar compensation with respect to the transaction contemplated herein.

3.	Representations and Warranties of Seller. Seller hereby represents and warrants that:

(a)	The execution and delivery of this Agreement by Seller, and the consummation by Seller of the transaction contemplated hereby has been duly approved. Neither the execution and delivery of this Agreement nor the consummation of the transaction will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of Seller, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which Seller is a party or by which Seller is bound.

(b)	Seller and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and declared effective under the Securities Act. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Shares as contemplated hereby meet the applicable requirements under the Securities Act and comply in all material respects therewith. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR. Except as disclosed in the Registration Statement or Prospectus, the Company has not, in the 12 months preceding the date hereof, received notice from the NYSE American Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements.

(c)	The Registration Statement, when it became effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus Supplement and any amendment or supplement thereto, on the date thereof, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of Buyer. Buyer hereby represents and warrants that (a) the execution and delivery of this Agreement by Buyer, and the consummation by Buyer of the transaction contemplated hereby has been duly approved, (b) neither the execution and delivery of this Agreement, nor the consummation of the transaction, will constitute a violation or default under any term or provision of the organizational and governing documents of Buyer, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which Buyer is a party or by which Buyer is bound, (c) Buyer has received, or otherwise had made available to it by the filing by Seller through the EDGAR filing system maintained by the Securities and Exchange Commission) the Registration Statement, including all documents incorporated or deemed to be incorporated by reference therein, to the date of this Agreement. Buyer acknowledges that, prior to the delivery of this Agreement to Seller, Buyer will receive certain additional information regarding the offering of the Stock, including pricing information; (d) Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative securities, that Buyer is capable of evaluating the merits and risks associated with purchase of the Shares; (e) in evaluating the merits of the purchase of the Shares, Buyer has relied solely on its own investigation concerning the Shares and has not relied upon any representations provided by Seller, other than that disclosed in the Registration Statement and other public filings made from time to time by Seller; (f) nothing in this Agreement or any other materials presented to Buyer in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice, and Buyer has consulted such legal, tax and investment advisors as Buyer, in its sole discretion, has deemed necessary or appropriate in connection with the purchase of the Shares; and (g) Buyer has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate the price of Seller's common stock or any security of Seller to facilitate the sale or resale of any of the Shares.

5.	Miscellaneous

(a) Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

(b) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the representatives, successors, and assigns of the parties hereto.

(c) Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

(d) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

(e) Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by Buyer, Seller on the date first above written.

BUYER:

Cavalry Fund I LP

By:	/s/ Thomas Walsh
Thomas Walsh - Manager Member - Cavalry Fund I LP

SELLER

Blonder Tongue Laboratories, Inc.

By:	/s/ Edward R. Grauch
Edward R. Grauch, Chief Executive Officer

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